UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 13, 2020

FUTURIS COMPANY
(Exact name of registrant as specified in its charter)

Wyoming (formerly Nevada)	000-24493	59-3380009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Baltimore Road, Rockville, MD 20850

(Address of Principal Executive Offices) (Zip Code)

703 310 7334

(Registrant’s telephone number, including area code)

Mission Mining Company

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 29th, 2020, a change in control of Mission Mining Company (the “Company”) entered into a definitive share exchange agreement by and between Futuris Technology Services, Inc. (“Futuris”), a Virginia corporation located at 4506 Daly Drive, Suite-100, Chantilly VA 20151 (the sole owner of Pioneer Global Inc., a Virginia corporation (“Pioneer”)), the shareholders of Futuris (collectively, the “Shareholders”), and Mission Mining Co., a Wyoming corporation (“MISM”), located at 22 Baltimore Road, Rockville, MD 20850, and Kalyan Pathuri, the President of MISM (“Pathuri”). Collectively, the Shareholders, Futuris, MISM and Pathuri are the “Parties.”

The parties entered into this Agreement, following which,

1. MISM will own all of the equity of Futuris, equaling 1,000 shares of Futuris’ stock, and representing all of its issued and outstanding shares;

2. The shareholders named on Exhibit A attached hereto (the “New Equity Holders”), will own 825,071,050 shares of common stock of MISM (the “Common Stock”), representing 95.38% of MISM’s outstanding shares of Common Stock (the “Share Exchange”), calculated post-issuance; and

3. Futuris will hold no common shares of MISM, as the wholly owned subsidiary of MISM.

As a result of this Agreement, MISM announces this reverse merger and on July 27th, 2020 the Company changes its name to Futuris Company.

The description of the transaction contemplated by this agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17th, 2020 the sole Director of the Company resolved to amend the Articles of Incorporation in Wyoming to change the name of the Corporation to Futuris Company, to request a more appropriate trading symbol from FINRA of FTRS and to effectuate a 1 for 3 reverse split. The record date of the 1 for 3 reverse split was August 20th, 2020.

After the reverse split, the total number of issued and outstanding common shares are 288,352,964 shares of which 281,989,144 are restricted shares and 6,363,820 are unrestricted shares. In addition to the common stock there are also three Preferred share series namely Preferred Stock Special Series A comprising of 1 issued and outstanding share, Preferred Stock Series F comprising of 1 issued and outstanding share and Preferred Stock Series G comprising of 30 issued and outstanding shares.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit (2)	DEFINITIVE SHARE EXCHANGE AGREEMENT

Exhibit (2.1)	Articles of Amendment

Exhibit (20)	Audited Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Futuris Company

By:	/s/ Kalyan Pathuri
Kalyan Pathuri
President, Director

Dated: October 9, 2020

2